Exhibit 10.31

SOMANTA INCORPORATED

SECOND AMENDMENT TO SERVICE PROVISION AGREEMENT

THIS Second Amendment dated July 18, 2006 to the SERVICE PROVISION AGREEMENT dated November 6, 2005, as previously amended (this “Second Amendment”) is between Somanta Incorporated, a Delaware Corporation (“Somanta”) and GTE Consultancy Limited, a UK-registered company (“Provider”).

The provision in Exhibit A shall be modified, effective September 1, 2006, as follows:

“Deliverables”

Provider will devote utmost knowledge and best skill to the performance of functions under this Agreement; (ii) Provider shall devote two days of full weekly business time in aggregate to the provision of services, subject to absences for customary vacations and for temporary illness.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date herein above set forth.

ACCEPTED AND AGREED TO FOR:

Somanta Incorporated		GTE Consultancy Limited
“SOMANTA”		“PROVIDER”

/s/ AGAMEMNON EPENETOS		/s/ GARY BOWER
By: Agamemnon Epenetos,		By: Gary Bower
President and CEO

Date:	July 12, 2006	Date: July 12, 2006